UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund: Merrill Lynch New York Municipal Bond Fund of Merrill Lynch
              Multi-State Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/05

Date of reporting period: 10/01/04 - 09/30/05

Item 1 - Report to Stockholders

                             Merrill Lynch
                             New York Municipal
                             Bond Fund
                             Of Merrill Lynch Multi-State Municipal Series Trust

Annual Report
September 30, 2005

Merrill Lynch New York Municipal Bond Fund

Portfolio Information as of September 30, 2005

Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................................  39.5%
AA/Aa ...................................................................  11.0
A/A .....................................................................  10.6
BBB/Baa .................................................................  17.4
BB/Ba ...................................................................   3.5
CCC/Caa .................................................................   2.4
NR (Not Rated) ..........................................................  14.9
Other* ..................................................................   0.7
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

                                                                      Percent of
Distribution by Market Sector                                  Total Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .....................................................  80.9%
General Obligation Bonds ................................................  15.9
Prerefunded Bonds+ ......................................................   3.2
--------------------------------------------------------------------------------
+     Backed by an escrow fund.


2     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major benchmark indexes managed to post positive results for the current reporting period:

Total Returns as of September 30, 2005                                6-month        12-month
=============================================================================================
U.S. equities (Standard & Poor's (S&P) 500 Index)                      +5.02%         +12.25%
---------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                           +9.21%         +17.95%
---------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)        +9.26%         +25.79%
---------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                    +2.31%         + 2.80%
---------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)         +2.80%         + 4.05%
---------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)         +2.82%         + 6.31%
---------------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate hiking program, raising the federal funds rate 11 times to 3.75% by period-end. The Fed admittedly remains more concerned about inflation than slowing economic growth, causing some to worry that the central bank may overreact to inflation and increase interest rates more than is necessary to maintain a healthy economic balance. Recent disruptions to production and spending from Hurricanes Katrina and Rita are likely to distort the economic data in the short term, muddying the underlying trends. However, any hurricane-induced slowdown is likely to be short lived, and the fiscal stimulus associated with reconstruction efforts in the Gulf could add to gross domestic product growth in 2006.

U.S. equities exhibited resilience over the past several months as investors generally tended to proceed with caution. After a strong finish to 2004, the S&P 500 Index remained largely range-bound in 2005, with the last three months representing the best quarter of the year. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

In the bond market, the yield curve continued to flatten as short-term interest rates moved in concert with the Fed rate hikes and longer-term interest rates remained more constant or declined. The difference between two-year and 10-year Treasury yields collapsed from 151 basis points (1.51%) on September 30, 2004 to 70 basis points on March 31, 2005, to just 16 basis points at period-end.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Trustee


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005       3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its broad market benchmark and its Lipper category average for the fiscal year, benefiting from a focus on yield generation and a move to longer-dated securities.

Discuss the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields generally declined as their prices, which move in the opposite direction, increased. The rise in bond prices came in response to several favorable factors, including moderating U.S. economic growth, slowing foreign economies, modest inflation, and strong demand from Asian governments for U.S. Treasury securities. Late in the period, the devastation of Hurricane Katrina throughout the Gulf Coast prompted a particularly strong rally in the bond market. The resultant higher energy prices and expected declines in consumer confidence and spending pushed longer-term interest rates downward.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target to 3.75% by period-end. As short-term interest rates moved higher in concert with Fed interest rate hikes and longer-term bond yields held steadier or declined, the yield curve continued to flatten. During the past 12 months, 30-year Treasury yields declined 68 basis points (.68%) to 4.57% while 10-year Treasury yields rose 20 basis points to 4.34%. Tax-exempt bond yields exhibited a similar pattern during the year. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined 48 basis points to 4.22% while the yield on AAA-rated bonds maturing in 10 years rose 26 basis points to 3.73%.

Historically low tax-exempt bond yields have continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. During the past year, more than $402 billion in new long-term tax-exempt bonds was issued, an 11.2% increase over the previous year's total of $361 billion. During the first nine months of 2005, the volume of refunding issues increased by more than 55% on a year-over-year basis. The refunding issues have been heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal bonds remained generally positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through August 31, 2005, net new cash flows into long-term municipal bond funds exceeded $5.7 billion -- a significant improvement from the $12.4 billion net outflow seen during the same period in 2004. Weekly figures for September, as reported by AMG Data Service, pointed to continued positive cash flows. Notably, throughout much of the past year, high yield tax-exempt bond funds have been the principal target for the new cash inflows. During September, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads.

While the communities shattered by Hurricanes Katrina and Rita clearly will require extensive reconstruction, it is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will likely be spread over a number of years. Consequently, any new municipal bond issuance prompted by Katrina is not likely to disrupt the tax-exempt market in the near future.

Describe conditions in the State of New York.

The State of New York maintains credit ratings of A1, AA and AA- from Moody's, Standard and Poor's (S&P) and Fitch, respectively. Moody's assigns a positive outlook to the state's rating, reflecting an upgrade in November 2004, while Fitch and S&P carry stable outlooks. The state economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts for fiscal year 2005 (ended March 31, 2005) were 15% above the prior fiscal year. Due to surging tax collections, particularly income taxes, the fiscal year 2005 operating surplus totaled $1.2 billion.

For the first time in more than 20 years, New York lawmakers approved a budget on time. The fiscal year 2006 budget calls for $105 billion in spending and forecasts a 5% increase in tax receipts for the fiscal year (which began April 1, 2005). Aided by this revenue growth, the enacted budget includes most of the governor's original proposals for closing an estimated $4 billion deficit. However, this does not factor in a lawsuit won by the Campaign for Fiscal Equity that could add up to $2 billion in annual state education spending. Crafting balanced budgets beyond fiscal year 2006 will present a challenge given political resistance to additional tax hikes and cuts in popular programs, as well as pressure from local


4     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005
governments for pension and Medicaid relief, and new education spending. General fund receipts are .7% ahead of budget through the first quarter of fiscal year 2006.

The New York economy produced good job growth in 2004, with total non-farm labor increasing .5% from the prior year. This was the first annual gain since 2000. Preliminary August 2005 employment (seasonally adjusted) is 1% above the prior August level. New York ranks fifth-highest among all states in per capita income. Modest income growth through the remainder of 2005 would boost personal income tax receipts, which account for roughly 38% of general fund receipts.

How did the Fund perform during the fiscal year?

For the 12-month period ended September 30, 2005, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +5.05%, +4.62%, +4.52% and +5.15%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The unmanaged Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds throughout the nation, returned +4.05% for the same period while the Lipper New York Municipal Debt Funds category had an average return of +3.65%. (Funds in this Lipper category invest in securities that are exempt from New York state or city taxes.)

The Fund's outperformance for the year is attributed to two key factors. First was our focus on higher-yielding credits (primarily uninsured and non-investment grade bonds), which continued to outperform the broader municipal market. We increased our weighting in this sector, specifically non-rated bonds and those rated BBB, from 26.3% of net assets to 32.1%. Second, we pursued a strategy of extending further out on the municipal yield curve, a move that paid off as the yield curve flattened and longer-dated bonds outperformed those with shorter maturities. In all, we increased our exposure to bonds maturing in 30 years or more from 27.8% of net assets to 39.1%. These factors more than offset the negative impact of our short duration, which we maintained for the bulk of the period based on our expectation that strong economic growth, coupled with a Fed monetary tightening, would cause long-term bond yields to increase -- a trend that, surprisingly, did not materialize.

What changes were made to the portfolio during the period?

For the most part, our focus during the period centered on yield rather than total return. We held onto bonds booked into the portfolio at attractive yields and remained essentially fully invested throughout the year. As mentioned previously, we increased our exposure to higher-yielding bonds, although that strategy proved more challenging as the sector continued to outperform and demand for those credits increased. Currently, we are looking to add bonds rated BBB+, the lower tier of the investment grade universe.

We continued to add longer-dated securities to the portfolio as opportunities presented themselves. Our ability to pursue this strategy was somewhat limited by the nature of the new-issue calendar. Although municipal bond supply in New York increased 24% over the past year, few issues came to market with the yield and maturity characteristics we desire. The majority of the new issuance represented refinancings, which came with the current low market yields and shorter maturities. Until market yields increase or the new-issue calendar produces compelling opportunities, we are looking to enhance the diversification of the portfolio across issuers and credit sectors.

How would you characterize the Fund's position at the close of the period?

We ended the period with a roughly neutral posture in terms of interest rate risk. We expect continued market volatility, as the Fed is closer to its desired "neutral" federal funds level, but is clearly poised to continue raising interest rates at least for the remainder of 2005. We maintain our focus on yield generation and are looking for the new-issue market to pick up and provide more trading opportunities. We continue our efforts to diversify the Fund, which we believe allows us greater flexibility in the marketplace and, by spreading out our risk, mitigates volatility in the portfolio.

Timothy T. Browse, CFA
Vice President and Portfolio Manager

October 11, 2005


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005       5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.

Recent Performance Results

                                                      6-Month          12-Month         Ten-Year       Standardized
As of September 30, 2005                            Total Return     Total Return     Total Return     30-Day Yield
===================================================================================================================
ML New York Municipal Bond Fund Class A Shares*         +3.04%          +5.05%          +67.03%           3.77%
-------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class B Shares*         +2.83           +4.62           +60.36            3.52
-------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class C Shares*         +2.78           +4.52           +58.77            3.42
-------------------------------------------------------------------------------------------------------------------
ML New York Municipal Bond Fund Class I Shares*         +3.00           +5.15           +68.52            3.87
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                  +2.80           +4.05           +80.18              --
-------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from September 1995 to September 2005:

                                    9/95             9/96              9/97             9/98              9/99
ML New York
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,186           $11,071          $12,159           $11,455

ML New York
Municipal Bond Fund+--
Class B Shares*                     $10,000          $10,567           $11,428          $12,500           $11,729

ML New York
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,557           $11,415          $12,473           $11,693

ML New York
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $10,196           $11,083          $12,184           $11,490

Lehman Brothers Municipal
Bond Index++                        $10,000          $10,604           $11,560          $12,567           $12,480

                                    9/00             9/01              9/02             9/03              9/04             9/05
ML New York
Municipal Bond Fund+--
Class A Shares*                     $12,036          $13,363           $14,396          $14,813           $15,264          $16,035

ML New York
Municipal Bond Fund+--
Class B Shares*                     $12,285          $13,583           $14,574          $14,922           $15,327          $16,036

ML New York
Municipal Bond Fund+--
Class C Shares*                     $12,224          $13,502           $14,472          $14,816           $15,191          $15,877

ML New York
Municipal Bond Fund+--
Class I Shares*                     $12,085          $13,430           $14,496          $14,915           $15,385          $16,178

Lehman Brothers Municipal
Bond Index++                        $13,250          $14,628           $15,935          $16,556           $17,317          $18,018

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML New York Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New York, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                        Return Without             Return With
                                         Sales Charge             Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/05                     +5.05%                      +0.85%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                   +5.90                       +5.04
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                    +5.26                       +4.83
--------------------------------------------------------------------------------

                                           Return                      Return
                                        Without CDSC                With CDSC+++
================================================================================
Class B Share++
================================================================================
One Year Ended 9/30/05                     +4.62%                      +0.62%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                   +5.47                       +5.15
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                    +4.84                       +4.84
--------------------------------------------------------------------------------

                                           Return                      Return
                                        Without CDSC                With CDSC+++
================================================================================
Class C Shares+
================================================================================
One Year Ended 9/30/05                     +4.52%                      +3.52%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                   +5.37                       +5.37
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                    +4.73                       +4.73
--------------------------------------------------------------------------------

                                        Return Without             Return With
                                         Sales Charge             Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 9/30/05                     +5.15%                      +0.95%
--------------------------------------------------------------------------------
Five Years Ended 9/30/05                   +6.01                       +5.14
--------------------------------------------------------------------------------
Ten Years Ended 9/30/05                    +5.36                       +4.93
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
+++   Assuming payment of applicable contingent deferred sales charge.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2005 and held through September 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                               Expenses Paid
                                                        Beginning           Ending           During the Period*
                                                      Account Value     Account Value         April 1, 2005 to
                                                      April 1, 2005   September 30, 2005     September 30, 2005
===============================================================================================================
Actual
===============================================================================================================
Class A                                                   $1,000          $1,030.40                 $4.32
---------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000          $1,028.30                 $6.43
---------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000          $1,027.80                 $6.89
---------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000          $1,030.00                 $3.81
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                   $1,000          $1,021.08                 $4.30
---------------------------------------------------------------------------------------------------------------
Class B                                                   $1,000          $1,019.01                 $6.40
---------------------------------------------------------------------------------------------------------------
Class C                                                   $1,000          $1,018.55                 $6.85
---------------------------------------------------------------------------------------------------------------
Class I                                                   $1,000          $1,021.59                 $3.79
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class A, 1.25% for Class B, 1.34% for Class C and .74% for Class I), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


8     MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Schedule of Investments                                           (in Thousands)

                 Face
               Amount      Municipal Bonds                                                                          Value
===========================================================================================================================
New York -- 86.6%
---------------------------------------------------------------------------------------------------------------------------
               $  700      Albany County, New York, IDA, IDR (Albany College of
                           Pharmacy), Series A, 5.625% due 12/01/2034                                              $    734
---------------------------------------------------------------------------------------------------------------------------
                1,175      Albany, New York, IDA, Civic Facility Revenue Bonds
                           (University Heights -- Albany Law School), Series A,
                           6.75% due 12/01/2019 (j)                                                                   1,327
---------------------------------------------------------------------------------------------------------------------------
                1,200      Dutchess County, New York, IDA, Civic Facility Revenue
                           Bonds (Saint Francis Hospital), Series B,
                           7.25% due 3/01/2019                                                                        1,304
---------------------------------------------------------------------------------------------------------------------------
                           Erie County, New York, IDA, Life Care Community
                           Revenue Bonds (Episcopal Church Home), Series A:
                1,500            5.875% due 2/01/2018                                                                 1,553
                3,000            6% due 2/01/2028                                                                     3,111
---------------------------------------------------------------------------------------------------------------------------
                           Hempstead Town, New York, IDA, Civic Facility Revenue
                           Bonds (Adelphi University Civic Facility):
                1,700            5.75% due 6/01/2022                                                                  1,865
                2,500            5.50% due 6/01/2032                                                                  2,684
---------------------------------------------------------------------------------------------------------------------------
                           Madison County, New York, IDA, Civic Facility Revenue
                           Bonds, Series A:
                1,000            Colgate University Project, 5% due 7/01/2035 (a)                                     1,047
                1,150            Morrisville State College Foundation,
                                 5% due 6/01/2037 (k)                                                                 1,202
---------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York,
                           Commuter Facilities Revenue Refunding Bonds (h):
                  100            Series B, 5.125% due 7/01/2024 (a)                                                     104
                2,750            Series D, 5% due 7/01/2016 (d)                                                       2,860
---------------------------------------------------------------------------------------------------------------------------
                1,000      Metropolitan Transportation Authority, New York,
                           Dedicated Tax Fund Revenue Bonds, Series A,
                           6.125% due 4/01/2010 (b)(e)                                                                1,121
---------------------------------------------------------------------------------------------------------------------------
                           Metropolitan Transportation Authority, New York,
                           Revenue Bonds, Series B:
                2,500            5% due 11/15/2031                                                                    2,598
                1,000            5% due 11/15/2035 (d)                                                                1,050
---------------------------------------------------------------------------------------------------------------------------
                2,100      Metropolitan Transportation Authority, New York,
                           Revenue Refunding Bonds, RIB, Series 724X,
                           8.51% due 11/15/2032 (c)(g)                                                                2,610
---------------------------------------------------------------------------------------------------------------------------
                  445      Monroe County, New York, IDA, Student Housing Revenue
                           Bonds (Collegiate), Series A, 5.375% due 4/01/2029                                           438
---------------------------------------------------------------------------------------------------------------------------
                2,500      New York City, New York, City Housing Development
                           Corporation, M/F Housing Revenue Bonds, AMT, Series A,
                           5.50% due 11/01/2034                                                                       2,583
---------------------------------------------------------------------------------------------------------------------------
                2,485      New York City, New York, City Housing Development
                           Corporation, Presidential Revenue Bonds (The Animal
                           Medical Center), Series A, 5.50% due 12/01/2033                                            2,609
---------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City IDA, Civic Facility Revenue
                           Bonds:
                  640            (A Very Special Place Inc. Project), Series A,
                                 6.125% due 1/01/2013                                                                   658
                1,600            (A Very Special Place Inc. Project), Series A,
                                 7% due 1/01/2033                                                                     1,692
                6,000            (PSCH Inc. Project), 6.375% due 7/01/2033                                            6,384
                2,500            Series C, 6.80% due 6/01/2028                                                        2,701
                1,000            (Special Needs Facility Pooled Program), Series A-1,
                                 6.50% due 7/01/2017                                                                  1,044
                2,540            (Special Needs Facility Pooled Program), Series C-1,
                                 6.50% due 7/01/2017                                                                  2,651
---------------------------------------------------------------------------------------------------------------------------
                2,000      New York City, New York, City IDA Revenue Bonds (Visy
                           Paper Inc. Project), AMT, 7.95% due 1/01/2028                                              2,067
---------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, City IDA, Special Facilities
                           Revenue Bonds, AMT:
                3,500            (1990 American Airlines Inc. Project),
                                 5.40% due 7/01/2020                                                                  2,384
                1,000            (British Airways Plc Project),
                                 5.25% due 12/01/2032                                                                   895
                  655            (Continental Airlines Inc. Project),
                                 7.25% due 11/01/2008                                                                   642
                1,250            (Continental Airlines Inc. Project),
                                 8% due 11/01/2012                                                                    1,217
                  250            (Continental Airlines Inc. Project),
                                 8.375% due 11/01/2016                                                                  242
                3,250            (Terminal One Group Association Project),
                                 6.125% due 1/01/2024                                                                 3,282
---------------------------------------------------------------------------------------------------------------------------
                           New York City, New York, GO:
                2,000            Series J, 5% due 5/15/2023                                                           2,082
                2,500            Series M, 5% due 4/01/2035                                                           2,588
                  600            VRDN, Sub-Series A-6, 2.70% due 11/01/2026 (c)(i)                                      600
---------------------------------------------------------------------------------------------------------------------------
                1,195      New York City, New York, GO, Refunding, Series J,
                           6% due 8/01/2017                                                                           1,262
---------------------------------------------------------------------------------------------------------------------------
                1,000      New York City, New York, Sales Tax Asset Receivable
                           Corporation Revenue Bonds, Series A,
                           5% due 10/15/2029 (a)                                                                      1,056
---------------------------------------------------------------------------------------------------------------------------
                  700      New York Liberty Development Corporation, Revenue
                           Bonds (Goldman Sachs Headquarters),
                           5.25% due 10/01/2035                                                                         780
---------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Non-State Supported
                           Debt, Insured Revenue Bonds (United Cerebral Palsy
                           Affiliates -- Pooled Loan Program), Series A:
                  300            4.375% due 7/01/2025                                                                   295
                1,000            5% due 7/01/2034                                                                     1,045
---------------------------------------------------------------------------------------------------------------------------
                1,000      New York State Dormitory Authority, Non-State Supported
                           Debt, Insured Revenue Refunding Bonds (New York State
                           ARC Inc.), Series A, 5% due 7/01/2034 (c)                                                  1,047

Portfolio Abbreviations

To simplify the listings of Merrill Lynch New York Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many GO of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
DRIVERS   Derivative Inverse Tax-Exempt Receipts
General   Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
VRDN      Variable Rate Demand Notes


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005       9

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                                          Value
===========================================================================================================================
New York (continued)
---------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority Revenue Bonds:
               $1,500            (Rochester University), Series A,
                                 5.125% due 7/01/2039                                                               $ 1,561
                1,180            (School Districts Financing Program), Series E,
                                 5.75% due 10/01/2030 (d)                                                             1,321
                3,000            (White Plains Hospital), 5.375% due 2/15/2043 (l)                                    3,182
                2,500            (Willow Towers Inc. Project),
                                 5.40% due 2/01/2034 (f)                                                              2,679
---------------------------------------------------------------------------------------------------------------------------
                           New York State Dormitory Authority, Revenue
                           Refunding Bonds:
                4,850            (Mount Sinai Health), Series A,
                                 6.625% due 7/01/2018                                                                 5,158
                1,565            (Upstate Community Colleges), Series B,
                                 5.25% due 7/01/2021                                                                  1,676
---------------------------------------------------------------------------------------------------------------------------
                  700      New York State Dormitory Authority, Supported Debt
                           Revenue Bonds (State University Dormitory Facilities),
                           Series B, 4.375% due 7/01/2030 (d)                                                           682
---------------------------------------------------------------------------------------------------------------------------
                2,000      New York State Energy Research and Development
                           Authority, PCR, Refunding (Central Hudson Gas and
                           Electric), Series A, 5.45% due 8/01/2027 (a)                                               2,155
---------------------------------------------------------------------------------------------------------------------------
                3,000      New York State Environmental Facilities Corporation,
                           Special Obligation Revenue Refunding Bonds (Riverbank
                           State Park), 6.25% due 4/01/2012 (a)                                                       3,465
---------------------------------------------------------------------------------------------------------------------------
                3,550      New York State, HFA, Revenue Refunding Bonds (Housing
                           Mortgage Project), Series A, 6.10% due 11/01/2015 (c)                                      3,691
---------------------------------------------------------------------------------------------------------------------------
                  750      New York State, HFA, State Personal Income Tax,
                           Revenue Refunding Bonds (Economic Development
                           and Housing), Series A, 5% due 9/15/2034 (b)                                                 781
---------------------------------------------------------------------------------------------------------------------------
                           New York State Mortgage Agency Revenue Bonds, AMT:
                2,800            DRIVERS, Series 191, 8.676% due 4/01/2030 (g)                                        3,046
                2,980            Series 101, 5.40% due 4/01/2032                                                      3,070
---------------------------------------------------------------------------------------------------------------------------
                1,000      New York State Municipal Bond Bank Agency, Special
                           School Purpose Revenue Bonds, Series C,
                           5.25% due 12/01/2022                                                                       1,077
---------------------------------------------------------------------------------------------------------------------------
                           New York State Thruway Authority, General Revenue
                           Refunding Bonds, Series G (c):
                1,500            4.75% due 1/01/2030                                                                  1,528
                  770            5% due 1/01/2030                                                                       811
                1,750            5% due 1/01/2032                                                                     1,835
---------------------------------------------------------------------------------------------------------------------------
                1,000      New York State Urban Development Corporation,
                           Personal Income Tax Revenue Bonds (State Facilities),
                           Series A, 5.50% due 3/15/2012 (e)                                                          1,117
---------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation Revenue
                           Bonds (Youth Facilities Services Contract), Series B (e):
                1,675            6% due 4/01/2010                                                                     1,883
                  750            6.125% due 4/01/2010                                                                   847
                  615            6.25% due 4/01/2010                                                                    698
---------------------------------------------------------------------------------------------------------------------------
                           New York State Urban Development Corporation,
                           Revenue Refunding Bonds:
                1,685            (Clarkson Center Advance Materials), 5.50%
                                 due 1/01/2020                                                                        1,908
                3,500            (University Facility Grants), 5.50% due 1/01/2019                                    3,955
---------------------------------------------------------------------------------------------------------------------------
                3,975      Niagara County, New York, IDA, Solid Waste Disposal
                           Revenue Refunding Bonds, AMT, Series A,
                           5.45% due 11/15/2026                                                                       4,216
---------------------------------------------------------------------------------------------------------------------------
                1,000      North Country, New York, Development Authority, Solid
                           Waste Management System, Revenue Refunding Bonds,
                           6% due 5/15/2015 (c)                                                                       1,149
---------------------------------------------------------------------------------------------------------------------------
                           Onondaga County, New York, IDA, Revenue Bonds
                           (Air Cargo), AMT:
                3,975            6.125% due 1/01/2032                                                                 4,083
                1,365            7.25% due 1/01/2032                                                                  1,410
---------------------------------------------------------------------------------------------------------------------------
                4,075      Port Authority of New York and New Jersey, Revenue
                           Bonds, Trust Receipts, AMT, Class R, Series 10,
                           8.65% due 1/15/2017 (c)(g)                                                                 4,404
---------------------------------------------------------------------------------------------------------------------------
                6,000      Port Authority of New York and New Jersey, Special
                           Obligation Revenue Bonds, RIB, AMT, Series 243,
                           9.43% due 12/01/2010 (d)(g)                                                                7,494
---------------------------------------------------------------------------------------------------------------------------
                           Sachem Central School District (Holbrook), New York,
                           GO, Series B (d):
                1,000            5% due 10/15/2025                                                                    1,051
                1,300            5% due 10/15/2029                                                                    1,365
---------------------------------------------------------------------------------------------------------------------------
                  500      Schenectady, New York, BAN, 5.25% due 5/26/2006                                              499
---------------------------------------------------------------------------------------------------------------------------
                           Suffolk County, New York, IDA, Civic Facility
                           Revenue Bonds:
                2,000            (Huntington Hospital Project), Series B,
                                 5.875% due 11/01/2032                                                                2,106
                  135            (Special Needs Facilities Pooled Program), Series D-1,
                                 6.50% due 7/01/2017                                                                    140
---------------------------------------------------------------------------------------------------------------------------
                1,360      Suffolk County, New York, IDA, IDR (Keyspan -- Port
                           Jefferson), AMT, 5.25% due 6/01/2027                                                       1,403
---------------------------------------------------------------------------------------------------------------------------
                5,000      Suffolk County, New York, IDA, IDR, Refunding
                           (Nissequogue Cogeneration Partners Facility), AMT,
                           5.50% due 1/01/2023                                                                        5,024
---------------------------------------------------------------------------------------------------------------------------
                7,155      Suffolk County, New York, IDA, Solid Waste Disposal
                           Facility, Revenue Refunding Bonds (Ogden Martin System
                           Huntington Project), AMT, 6.25% due 10/01/2012 (a)                                         8,219
---------------------------------------------------------------------------------------------------------------------------
                           Tobacco Settlement Financing Corporation of New York
                           Revenue Bonds:
                1,455            Series A-1, 5.25% due 6/01/2020 (a)                                                  1,583
                1,100            Series C-1, 5.50% due 6/01/2022                                                      1,193
---------------------------------------------------------------------------------------------------------------------------
                           Tompkins County, New York, IDA, Care Community
                           Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
                  900            5.75% due 7/01/2018                                                                    928
                1,000            6% due 7/01/2024                                                                     1,035
---------------------------------------------------------------------------------------------------------------------------
                           Triborough Bridge and Tunnel Authority, New York,
                           Revenue Refunding Bonds (d):
                1,500            5.25% due 11/15/2023                                                                 1,627
                2,290            Series B, 5% due 11/15/2032                                                          2,376
---------------------------------------------------------------------------------------------------------------------------
                           Troy, New York, City School District, GO, Refunding (c):
                  765            5.75% due 7/15/2017                                                                    847
                  805            5.75% due 7/15/2018                                                                    892
                  850            5.75% due 7/15/2019                                                                    942
---------------------------------------------------------------------------------------------------------------------------
                           Utica, New York, IDA, Civic Facility Revenue Bonds:
                1,000            (Munson, Williams, Proctor Institute),
                                 5.375% due 7/15/2020                                                                 1,088
                1,210            (Munson, Williams, Proctor Institute),
                                 5.40% due 7/15/2030                                                                  1,307
                2,505            (Utica College Project), Series A,
                                 5.75% due 8/01/2028                                                                  2,530
---------------------------------------------------------------------------------------------------------------------------


10    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Schedule of Investments (concluded)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                                          Value
===========================================================================================================================
New York (concluded)
---------------------------------------------------------------------------------------------------------------------------
               $1,000      Webster, New York, Central School District, GO,
                           Refunding, 5% due 6/15/2023 (c)                                                         $  1,057
---------------------------------------------------------------------------------------------------------------------------
                5,200      Westchester County, New York, IDA, Continuing Care
                           Retirement, Mortgage Revenue Bonds (Kendal on
                           Hudson Project), Series A, 6.50% due 1/01/2034                                             5,555
---------------------------------------------------------------------------------------------------------------------------
                1,500      Westchester Tobacco Asset Securitization Corporation,
                           New York, Revenue Refunding Bonds,
                           5.125% due 6/01/2045                                                                       1,481
---------------------------------------------------------------------------------------------------------------------------
                           Willsboro, New York, Central School District, GO,
                           Refunding (b):
                  655            5.75% due 6/15/2026                                                                    730
                  690            5.75% due 6/15/2027                                                                    769
                  730            5.75% due 6/15/2028                                                                    813
                  770            5.75% due 6/15/2029                                                                    858
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
Puerto Rico -- 10.6%
---------------------------------------------------------------------------------------------------------------------------
                1,000      Children's Trust Fund Project of Puerto Rico, Tobacco
                           Settlement Revenue Refunding Bonds,
                           5.625% due 5/15/2043                                                                       1,049
---------------------------------------------------------------------------------------------------------------------------
                4,750      Puerto Rico Commonwealth, GO, Refunding, RITR,
                           Class R, Series 3, 8.40% due 7/01/2016 (d)(g)                                              5,711
---------------------------------------------------------------------------------------------------------------------------
                           Puerto Rico Commonwealth Highway and Transportation
                           Authority, Transportation Revenue Refunding Bonds:
                1,000            Series D, 5.75% due 7/01/2012 (e)                                                    1,132
                1,300            Series K, 5% due 7/01/2035                                                           1,341
---------------------------------------------------------------------------------------------------------------------------
                7,470      Puerto Rico Commonwealth Infrastructure Financing
                           Authority, Special Tax and Capital Appreciation Revenue
                           Bonds, Series A, 4.771%** due 7/01/2042 (b)                                                1,279
---------------------------------------------------------------------------------------------------------------------------
                2,500      Puerto Rico Commonwealth Infrastructure Financing
                           Authority, Special Tax Revenue Bonds, Series B,
                           5% due 7/01/2041                                                                           2,564
---------------------------------------------------------------------------------------------------------------------------
                1,000      Puerto Rico Electric Power Authority, Power Revenue
                           Bonds, Trust Receipts, Class R, Series 16 HH,
                           8.38% due 7/01/2013 (c)(g)                                                                 1,226
---------------------------------------------------------------------------------------------------------------------------
                1,000      Puerto Rico Industrial, Medical and Environmental
                           Pollution Control Facilities Financing Authority, Special
                           Facilities Revenue Bonds (American Airlines Inc.),
                           Series A, 6.45% due 12/01/2025                                                               755
---------------------------------------------------------------------------------------------------------------------------
                1,420      Puerto Rico Industrial, Tourist, Educational, Medical and
                           Environmental Control Facilities Revenue Bonds
                           (Cogeneration Facility -- AES Puerto Rico Project), AMT,
                           6.625% due 6/01/2026                                                                       1,532
---------------------------------------------------------------------------------------------------------------------------
                3,000      Puerto Rico Public Buildings Authority, Government
                           Facilities, Revenue Refunding Bonds, Series I,
                           5.25% due 7/01/2033                                                                        3,177
---------------------------------------------------------------------------------------------------------------------------
                1,000      Puerto Rico Public Finance Corporation, Commonwealth
                           Appropriation Revenue Bonds, Series E,
                           5.70% due 2/01/2010 (e)                                                                    1,097
---------------------------------------------------------------------------------------------------------------------------
                1,800      Puerto Rico Public Finance Corporation Revenue Bonds,
                           DRIVERS, Series 272, 8.305% due 8/01/2030 (g)                                              1,930
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
U.S. Virgin Islands -- 2.4%
---------------------------------------------------------------------------------------------------------------------------
                4,500      Virgin Islands Government Refinery Facilities, Revenue
                           Refunding Bonds (Hovensa Coker Project), AMT,
                           6.50% due 7/01/2021                                                                        5,102
---------------------------------------------------------------------------------------------------------------------------
                           Total Municipal Bonds
                           (Cost -- $199,574) -- 99.6%                                                              213,609
===========================================================================================================================

               Shares
                 Held      Short-Term Securities
===========================================================================================================================
                  852      CMA New York Municipal Money Fund (m)                                                        852
---------------------------------------------------------------------------------------------------------------------------
                           Total Short-Term Securities
                           (Cost -- $852) -- 0.4%                                                                       852
===========================================================================================================================
Total Investments (Cost -- $200,426*) -- 100.0%                                                                     214,461

Other Assets Less Liabilities -- 0.0%                                                                                    37
                                                                                                                   --------
Net Assets -- 100.0%                                                                                               $214,498
                                                                                                                   ========

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2005, as computed for federal income tax purposes, were as follows:

      -------------------------------------------------------------------------
      Aggregate cost ................................................. $200,360
                                                                       ========
      Gross unrealized appreciation .................................. $ 14,331
      Gross unrealized depreciation ..................................     (230)
                                                                       --------
      Net unrealized appreciation .................................... $ 14,101
                                                                       ========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   Prerefunded.
(f)   GNMA Collateralized.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h)   Escrowed to maturity.
(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l)   FHA Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                   Net                  Dividend
      Affiliate                                  Activity                Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund            810                    $12
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      11

Statement of Assets and Liabilities

As of September 30, 2005
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
                          Investments in unaffiliated securities, at value
                           (identified cost -- $199,573,943) ................................                      $ 213,609,523
                          Investments in affiliated securities, at value
                           (identified cost -- $851,904) ....................................                            851,904
                          Cash ..............................................................                             31,179
                          Receivables:
                              Interest ......................................................    $   3,666,683
                              Securities sold ...............................................        1,085,466
                              Beneficial interest sold ......................................          193,363         4,945,512
                                                                                                 -------------
                          Prepaid expenses ..................................................                             52,227
                                                                                                                   -------------
                          Total assets ......................................................                        219,490,345
                                                                                                                   -------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                          Payables:
                              Securities purchased ..........................................        4,234,505
                              Beneficial interest redeemed ..................................          375,277
                              Dividends to shareholders .....................................          191,267
                              Investment adviser ............................................           87,728
                              Distributor ...................................................           41,787
                              Other affiliates ..............................................           18,631         4,949,195
                                                                                                 -------------
                          Accrued expenses ..................................................                             43,376
                                                                                                                   -------------
                          Total liabilities .................................................                          4,992,571
                                                                                                                   -------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                          Net assets ........................................................                      $ 214,497,774
                                                                                                                   =============
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
                          Class A Shares of beneficial interest, $.10 par value,
                           unlimited number of shares authorized ............................                      $   1,278,721
                          Class B Shares of beneficial interest, $.10 par value,
                           unlimited number of shares authorized ............................                            411,511
                          Class C Shares of beneficial interest, $.10 par value,
                           unlimited number of shares authorized ............................                            154,410
                          Class I Shares of beneficial interest, $.10 par value,
                           unlimited number of shares authorized ............................                             95,825
                          Paid-in capital in excess of par ..................................                        216,670,340
                          Undistributed investment income -- net ............................    $     434,878
                          Accumulated realized capital losses -- net ........................      (18,583,491)
                          Unrealized appreciation -- net ....................................       14,035,580
                                                                                                 -------------
                          Total accumulated losses -- net ...................................                         (4,113,033)
                                                                                                                   -------------
                          Net Assets ........................................................                      $ 214,497,774
                                                                                                                   =============
================================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------
                          Class A -- Based on net assets of $141,319,089 and
                           12,787,205 shares of beneficial interest outstanding .............                      $       11.05
                                                                                                                   =============
                          Class B -- Based on net assets of $45,505,972 and
                           4,115,114 shares of beneficial interest outstanding ..............                      $       11.06
                                                                                                                   =============
                          Class C -- Based on net assets of $17,079,905 and
                           1,544,102 shares of beneficial interest outstanding ..............                      $       11.06
                                                                                                                   =============
                          Class I -- Based on net assets of $10,592,808 and
                           958,252 shares of beneficial interest outstanding ................                      $       11.05
                                                                                                                   =============

      See Notes to Financial Statements.


12    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Statement of Operations

For the Year Ended September 30, 2005
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
                          Interest ..........................................................                      $  12,525,639
                          Dividends from affiliates .........................................                             12,178
                                                                                                                   -------------
                          Total income ......................................................                         12,537,817
                                                                                                                   -------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
                          Investment advisory fees ..........................................    $   1,224,865
                          Account maintenance and distribution fees -- Class B ..............          257,660
                          Account maintenance fees -- Class A ...............................          144,154
                          Accounting services ...............................................          120,277
                          Account maintenance and distribution fees -- Class C ..............          101,816
                          Transfer agent fees -- Class A ....................................           64,053
                          Printing and shareholder reports ..................................           52,235
                          Professional fees .................................................           47,684
                          Registration fees .................................................           36,235
                          Transfer agent fees -- Class B ....................................           27,131
                          Trustees' fees and expenses .......................................           17,063
                          Custodian fees ....................................................           15,954
                          Pricing fees ......................................................           15,911
                          Transfer agent fees -- Class C ....................................            8,686
                          Transfer agent fees -- Class I ....................................            4,458
                          Other .............................................................           26,675
                                                                                                 -------------
                          Total expenses before reimbursement ...............................        2,164,857
                          Reimbursement of expenses .........................................           (3,194)
                                                                                                 -------------
                          Total expenses after reimbursement ................................                          2,161,663
                                                                                                                   -------------
                          Investment income -- net ..........................................                         10,376,154
                                                                                                                   -------------
================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
--------------------------------------------------------------------------------------------------------------------------------
                          Realized gain (loss) on:
                              Investments -- net ............................................        1,297,951
                              Futures contracts and forward interest rate swaps -- net ......         (680,971)          616,980
                                                                                                 -------------
                          Change in unrealized appreciation/depreciation on:
                              Investments -- net ............................................         (529,164)
                              Futures contracts and forward interest rate swaps -- net ......          308,185          (220,979)
                                                                                                 -------------------------------
                          Total realized and unrealized gain -- net .........................                            396,001
                                                                                                                   -------------
                          Net Increase in Net Assets Resulting from Operations ..............                      $  10,772,155
                                                                                                                   =============

      See Notes to Financial Statements.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      13

Statements of Changes in Net Assets

                                                                                                       For the Year Ended
                                                                                                          September 30,
                                                                                                 -------------------------------
Increase (Decrease) in Net Assets:                                                                   2005              2004
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net ..........................................    $  10,376,154     $  11,316,488
                          Realized gain (loss) -- net .......................................          616,980        (7,025,195)
                          Change in unrealized appreciation/depreciation -- net .............         (220,979)        2,528,233
                                                                                                 -------------------------------
                          Net increase in net assets resulting from operations ..............       10,772,155         6,819,526
                                                                                                 -------------------------------
================================================================================================================================
Dividends & Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                          Investment income -- net:
                              Class A .......................................................       (6,853,720)       (7,065,053)
                              Class B .......................................................       (2,240,911)       (2,932,447)
                              Class C .......................................................         (720,939)         (749,487)
                              Class I .......................................................         (487,887)         (499,877)
                          Realized gain -- net:
                              Class A .......................................................               --           (37,165)
                              Class B .......................................................               --           (17,832)
                              Class C .......................................................               --            (4,364)
                              Class I .......................................................               --            (2,397)
                                                                                                 -------------------------------
                          Net decrease in net assets resulting from dividends and
                           distributions to shareholders ....................................      (10,303,457)      (11,308,622)
                                                                                                 -------------------------------
================================================================================================================================
Beneficial Interest Transactions
--------------------------------------------------------------------------------------------------------------------------------
                          Net decrease in net assets derived from beneficial
                           interest transactions ............................................      (16,553,534)      (20,837,404)
                                                                                                 -------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                          Total decrease in net assets ......................................      (16,084,836)      (25,326,500)
                          Beginning of year .................................................      230,582,610       255,909,110
                                                                                                 -------------------------------
                          End of year* ......................................................    $ 214,497,774     $ 230,582,610
                                                                                                 ===============================
                              * Undistributed investment income -- net ......................    $     434,878     $     372,435
                                                                                                 ===============================

      See Notes to Financial Statements.


14    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Financial Highlights

                                                                                             Class A
                                                           ------------------------------------------------------------------------
                                                                                For the Year Ended September 30,
The following per share data and ratios have been derived  ------------------------------------------------------------------------
from information provided in the financial statements.      2005             2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......  $ 11.03          $ 11.23         $ 11.45         $ 11.14         $ 10.49
                                                           ------------------------------------------------------------------------
               Investment income -- net .................      .53++            .53++           .54++           .51             .50
               Realized and unrealized gain (loss) -- net      .02             (.20)           (.22)            .32             .64
                                                           ------------------------------------------------------------------------
               Total from investment operations .........      .55              .33             .32             .83            1.14
                                                           ------------------------------------------------------------------------
               Less dividends and distributions:
                   Investment income -- net .............     (.53)            (.53)           (.54)           (.52)           (.49)
                   Realized gain -- net .................       --               --+             --              --+             --
                                                           ------------------------------------------------------------------------
               Total dividends and distributions ........     (.53)            (.53)           (.54)           (.52)           (.49)
                                                           ------------------------------------------------------------------------
               Net asset value, end of year .............  $ 11.05          $ 11.03         $ 11.23         $ 11.45         $ 11.14
                                                           ========================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......     5.05%            3.05%           2.89%           7.73%          11.01%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement ...........      .84%             .84%            .84%            .80%            .69%
                                                           ========================================================================
               Expenses .................................      .84%             .85%            .84%            .80%            .69%
                                                           ========================================================================
               Investment income -- net .................     4.79%            4.79%           4.83%           4.60%           4.56%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...  $141,319         $145,532        $150,395        $145,267        $134,563
                                                           ========================================================================
               Portfolio turnover .......................    27.34%           21.68%          55.91%          53.86%          76.22%
                                                           ========================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      15

                                                                                             Class B
                                                           ------------------------------------------------------------------------
                                                                                For the Year Ended September 30,
The following per share data and ratios have been derived  ------------------------------------------------------------------------
from information provided in the financial statements.      2005             2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......  $ 11.04          $ 11.23         $ 11.46         $ 11.15         $ 10.50
                                                           ------------------------------------------------------------------------
               Investment income -- net .................      .49++            .49++           .50++           .47             .45
               Realized and unrealized gain (loss) -- net      .01             (.20)           (.24)            .32             .64
                                                           ------------------------------------------------------------------------
               Total from investment operations .........      .50              .29             .26             .79            1.09
                                                           ------------------------------------------------------------------------
               Less dividends and distributions:
                   Investment income -- net .............     (.48)            (.48)           (.49)           (.48)           (.44)
                   Realized gain -- net .................       --               --+             --              --+             --
                                                           ------------------------------------------------------------------------
               Total dividends and distributions ........     (.48)            (.48)           (.49)           (.48)           (.44)
                                                           ------------------------------------------------------------------------
               Net asset value, end of year .............  $ 11.06          $ 11.04         $ 11.23         $ 11.46         $ 11.15
                                                           ========================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......     4.62%            2.72%           2.38%           7.29%          10.56%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement ...........     1.25%            1.25%           1.25%           1.21%           1.10%
                                                           ========================================================================
               Expenses .................................     1.25%            1.25%           1.25%           1.21%           1.10%
                                                           ========================================================================
               Investment income -- net .................     4.38%            4.39%           4.41%           4.19%           4.16%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...  $45,506          $57,409         $78,510         $102,847        $123,173
                                                           ========================================================================
               Portfolio turnover .......................    27.34%           21.68%          55.91%          53.86%          76.22%
                                                           ========================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


16    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

                                                                                             Class C
                                                           ------------------------------------------------------------------------
                                                                                For the Year Ended September 30,
The following per share data and ratios have been derived  ------------------------------------------------------------------------
from information provided in the financial statements.      2005             2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......  $ 11.04          $ 11.24         $ 11.46         $ 11.15         $ 10.50
                                                           ------------------------------------------------------------------------
               Investment income -- net .................      .48++            .48++           .48++           .45             .44
               Realized and unrealized gain (loss) -- net      .01             (.21)           (.22)            .32             .64
                                                           ------------------------------------------------------------------------
               Total from investment operations .........      .49              .27             .26             .77            1.08
                                                           ------------------------------------------------------------------------
               Less dividends and distributions:
                   Investment income -- net .............     (.47)            (.47)           (.48)           (.46)           (.43)
                   Realized gain -- net .................       --               --+             --              --+             --
                                                           ------------------------------------------------------------------------
               Total dividends and distributions ........     (.47)            (.47)           (.48)           (.46)           (.43)
                                                           ------------------------------------------------------------------------
               Net asset value, end of year .............  $ 11.06          $ 11.04         $ 11.24         $ 11.46         $ 11.15
                                                           ========================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......     4.52%            2.53%           2.38%           7.19%          10.45%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement ...........     1.35%            1.35%           1.34%           1.31%           1.19%
                                                           ========================================================================
               Expenses .................................     1.35%            1.35%           1.35%           1.31%           1.19%
                                                           ========================================================================
               Investment income -- net .................     4.28%            4.29%           4.32%           4.10%           4.05%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...  $17,080          $17,309         $16,729         $14,773         $ 8,730
                                                           ========================================================================
               Portfolio turnover .......................    27.34%           21.68%          55.91%          53.86%          76.22%
                                                           ========================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      17

Financial Highlights (concluded)

                                                                                             Class I
                                                           ------------------------------------------------------------------------
                                                                                For the Year Ended September 30,
The following per share data and ratios have been derived  ------------------------------------------------------------------------
from information provided in the financial statements.      2005             2004            2003            2002            2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
               Net asset value, beginning of year .......  $ 11.03          $ 11.23         $ 11.46         $ 11.14         $ 10.49
                                                           ------------------------------------------------------------------------
               Investment income -- net .................      .54++            .54++           .55++           .52             .51
               Realized and unrealized gain (loss) -- net      .02             (.20)           (.23)            .33             .64
                                                           ------------------------------------------------------------------------
               Total from investment operations .........      .56              .34             .32             .85            1.15
                                                           ------------------------------------------------------------------------
               Less dividends and distributions:
                   Investment income -- net .............     (.54)            (.54)           (.55)           (.53)           (.50)
                   Realized gain -- net .................       --               --+             --              --+             --
                                                           ------------------------------------------------------------------------
               Total dividends and distributions ........     (.54)            (.54)           (.55)           (.53)           (.50)
               Net asset value, end of year .............  $ 11.05          $ 11.03         $ 11.23         $ 11.46         $ 11.14
                                                           ========================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
               Based on net asset value per share .......     5.15%            3.15%           2.89%           7.93%          11.12%
                                                           ========================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
               Expenses, net of reimbursement ...........      .74%             .74%            .74%            .71%            .59%
                                                           ========================================================================
               Expenses .................................      .74%             .75%            .74%            .71%            .59%
                                                           ========================================================================
               Investment income -- net .................     4.89%            4.90%           4.92%           4.69%           4.66%
                                                           ========================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
               Net assets, end of year (in thousands) ...  $10,593          $10,332         $10,275         $11,928         $17,553
                                                           ========================================================================
               Portfolio turnover .......................    27.34%           21.68%          55.91%          53.86%          76.22%
                                                           ========================================================================

*     Total investment returns exclude the effects of sales charges.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


18    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      19
basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $10,254 has been reclassified between undistributed net investment income and accumulated realized capital losses as a result of permanent differences attributable to the amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended September 30, 2005, FAM reimbursed the Fund in the amount of $3,194.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..................................             .10%              --
Class B ..................................             .25%             .25%
Class C ..................................             .25%             .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $ 1,980              $21,135
Class I ..............................              $   619              $ 8,399
--------------------------------------------------------------------------------

For the year ended September 30, 2005, MLPF&S received contingent deferred sales charges of $56,612 and $212 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended September 30, 2005, the Fund reimbursed FAM $5,177 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2005 were $59,694,629 and $74,091,887, respectively.


20    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $16,553,534 and $20,837,404 for the years ended September 30, 2005 and September 30, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           188,086       $  2,084,645
Automatic conversion of shares ...........           455,036          5,049,879
Shares issued to shareholders in
   reinvestment of dividends .............           286,498          3,178,323
                                                -------------------------------
Total issued .............................           929,620         10,312,847
Shares redeemed ..........................        (1,338,117)       (14,817,397)
                                                -------------------------------
Net decrease .............................          (408,497)      $ (4,504,550)
                                                ===============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           274,163       $  3,038,027
Automatic conversion of shares ...........           917,135         10,169,201
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           296,432          3,278,791
                                                -------------------------------
Total issued .............................         1,487,730         16,486,019
Shares redeemed ..........................        (1,689,197)       (18,685,677)
                                                -------------------------------
Net decrease .............................          (201,467)      $ (2,199,658)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................            98,278       $  1,090,046
Shares issued to shareholders in
        reinvestment of dividends ........           104,679          1,161,525
                                                -------------------------------
Total issued .............................           202,957          2,251,571
                                                -------------------------------
Automatic conversion of shares ...........          (454,789)        (5,049,879)
Shares redeemed ..........................          (835,234)        (9,250,298)
                                                -------------------------------
Total redeemed ...........................        (1,290,023)       (14,300,177)
                                                -------------------------------
Net decrease .............................        (1,087,066)      $(12,048,606)
                                                ===============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           168,284       $  1,861,893
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................           139,792          1,548,385
                                                -------------------------------
Total issued .............................           308,076          3,410,278
                                                -------------------------------
Automatic conversion of shares ...........          (916,671)       (10,169,201)
Shares redeemed ..........................        (1,178,642)       (13,010,193)
                                                -------------------------------
Total redeemed ...........................        (2,095,313)       (23,179,394)
                                                -------------------------------
Net decrease .............................        (1,787,237)      $(19,769,116)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           291,412       $  3,241,983
Shares issued to shareholders in
   reinvestment of dividends .............            40,795            452,944
                                                -------------------------------
Total issued .............................           332,207          3,694,927
Shares redeemed ..........................          (356,174)        (3,950,583)
                                                -------------------------------
Net decrease .............................           (23,967)      $   (255,656)
                                                ===============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           340,507       $  3,787,570
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................            42,864            474,337
                                                -------------------------------
Total issued .............................           383,371          4,261,907
Shares redeemed ..........................          (304,205)        (3,363,887)
                                                -------------------------------
Net increase .............................            79,166       $    898,020
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2005                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           287,347       $  3,192,215
Shares issued to shareholders in
        reinvestment of dividends ........            22,638            251,116
                                                -------------------------------
Total issued .............................           309,985          3,443,331
Shares redeemed ..........................          (288,316)        (3,188,053)
                                                -------------------------------
Net increase .............................            21,669       $    255,278
                                                ===============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2004                            Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           143,648       $  1,584,671
Shares issued to shareholders in
   reinvestment of dividends
   and distributions .....................            25,013            276,621
                                                -------------------------------
Total issued .............................           168,661          1,861,292
Shares redeemed ..........................          (147,034)        (1,627,942)
                                                -------------------------------
Net increase .............................            21,627       $    233,350
                                                ===============================

5. Short-Term Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      21

Notes to Financial Statements (Concluded)

the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended September 30, 2005.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  9/30/2005           9/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $10,303,457         $11,246,864
  Ordinary income ......................                  --              61,758
                                                 -------------------------------
Total distributions ....................         $10,303,457         $11,308,622
                                                 ===============================

As of September 30, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ...................       $    233,148
Undistributed long-term capital gains -- net .............                 --
                                                                 ------------
Total undistributed earnings -- net ......................            233,148
Capital loss carryforward ................................        (17,547,755)*
Unrealized gains -- net ..................................         13,201,574**
                                                                 ------------
Total accumulated losses -- net ..........................       $ (4,113,033)
                                                                 ============

* On September 30, 2005, the Fund had a net capital loss carryforward of $17,547,755, of which $8,612,548 expires in 20P09 and $8,935,207 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.


22    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (the "Trust") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 17, 2005

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during the taxable year ended September 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      23

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Trustee               (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *  Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person" as defined in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
               serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
               President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since        39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992;             39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of              39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986;
            Age: 70                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement
                                                 System since 1998, Vice Chairman thereof from
                                                 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and
                                                 its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


24    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      59 Portfolios
Jr.         08543-9095                           Asset Management Inc. from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers Inc. from
                                                 1975 to 1991; Trustee, Commonfund from 1980
                                                 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   60 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 72                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Inc. (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Co-Chairman of the Board and the Audit Committee.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      25

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Timothy T.  P.O. Box 9011  Vice         2004 to  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 2004: Vice
Browse      Princeton, NJ  President    present  President, portfolio manager and team leader of the Municipal Investments Team with
            08543-9011                           Lord Abbett & Co. from 2000 to 2003; Vice President and portfolio manager in the
            Age: 46                              municipal fund management group of Eaton Vance Management, Inc. from 1992 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *  Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained  without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26    MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND      SEPTEMBER 30, 2005      27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch New York Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                  #10344 -- 9/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -        Fiscal Year Ending September 30, 2005 - $27,500
                                 Fiscal Year Ending September 30, 2004 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2005 - $5,700
                                  Fiscal Year Ending September 30, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2005 - $0
                                  Fiscal Year Ending September 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2005 - $6,827,388
             Fiscal Year Ending September 30, 2004 - $14,091,966

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,277,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: November 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: November 17, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch New York Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust

Date: November 17, 2005